                                                                    EXHIBIT 10.1

                       PRIMUS COMMUNICATIONS CORPORATION

                         REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT is entered into as of the 9th day of February, 1996, by and among PRIMUS COMMUNICATIONS CORPORATION, a Washington corporation (the "Company"), and the parties listed on Schedule A hereto (the "Investors"), as at any time amended.

                                    RECITALS

     The Investors are purchasing, as of the date of this Agreement, shares of the Company's Series A Convertible Preferred Stock (the "Series A Stock").

                                   AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

l.  Definitions

     For purposes of this Agreement:

          (a) The term "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration statement or document;

          (b) The term "Registrable Securities" means (i) the Common Stock of the Company issuable or issued upon conversion of the Series A Stock and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series A Stock or Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which its rights under this Agreement are not assigned;

          (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

          (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities who is a party to this Agreement as of the date hereof or who

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REGISTRATION RIGHTS AGREEMENT                                            Page 1
may be added as a party hereto pursuant to the terms of this Agreement, and any assignee thereof in accordance with Section 12; and

          (e) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission (the "SEC") that similarly permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

2.  Request for Registration

          (a) If the Company shall receive, at any time after the earlier of (i) February 9, 2000 or (ii) six months after the effective date of the first registration statement for a public offering of securities of the Company to the general public, a written request from the Holders of at least 30% of the Registrable Securities then outstanding that the Company file a registration statement (other than on Form S-3) under the Act covering the registration (x) of at least 25% of the Registrable Securities originally issued to the Holders with an aggregate offering price to the public of such Registrable Securities reasonably expected to be not less than $20,000,000 or (y) of at least $7,500,000 of Registrable Securities with an aggregate offering price to the public of such Registrable Securities and all other securities included in such registration reasonably expected to be not less than $15,000,000, then the Company shall, within ten days of the receipt of such request, give written notice of such request to all Holders and shall, subject to the limitations of
Section 2(b), use its best efforts to effect as soon as practicable the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request to be given within 30 days of the mailing of such notice by the Company.

          (b) The Holders initiating the registration request hereunder ("Initiating Holders") must distribute the Registrable Securities covered by their request by means of a public offering underwritten by a reputable national or regional underwriter. The right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company as provided in Section 4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder.

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REGISTRATION RIGHTS AGREEMENT                                            Page 2

          (c) The Company is obligated to effect no more than two registrations pursuant to this Section 2 or more than one such registration during any 12-month period.

          (d) Notwithstanding the foregoing, if the Company shall furnish to the Holders requesting a registration statement pursuant to this Section 2: (i) a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for up to two periods of not more than 90 days each after receipt of the request of the Initiating Holders; provided, however, that the Company may not use this right more than once (for a total of up to 180 days) in any 12-month period or
(ii) within 30 days of receiving a request for registration pursuant to this
Section 2, a certificate signed by the President of the Company stating that the Company intends within 45 days of the date of such certificate to file a registration statement for the initial public offering of securities of the Company to the general public, the Company shall not be obligated to effect the registration requested pursuant to this Section 2; provided, however, that the Company shall promptly notify the Holders requesting a registration pursuant to this Section 2 of any decision by the Company to abandon or indefinitely delay such initial public offering.

3.  Company Registration

     If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at each such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within 20 days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

4.  Obligations of the Company

     Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 90 days.

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REGISTRATION RIGHTS AGREEMENT                                            Page 3

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of all securities covered by such registration statement.

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (f) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) At the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, furnish on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

5.  Furnish Information

     It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be reasonably required to effect the

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REGISTRATION RIGHTS AGREEMENT                                            Page 4
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registration of their Registrable Securities and to execute such documents in connection with such registration as the Company may reasonably request.

6.  Expenses of Demand Registration

     All expenses other than underwriting discounts and commissions and transfer taxes incurred in connection with the underwriting, registrations, filings or qualifications pursuant to Section 2, including, without limitation, all registration, filing and qualification fees, printing and accounting fees, the fees and disbursements of counsel for the Company and the fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (which Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit the right to one registration pursuant to Sections 2 and 15.

7.  Expenses of Company Registration

     The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 3 for each Holder, including, without limitation, all registration, filing and qualification fees, printing and accounting fees, the fees and disbursements of counsel for the Company and the fees and disbursements of one counsel for the selling Holders; provided, however, that the selling Holders shall bear the expenses of any underwriting discounts and commissions and transfer taxes relating to the Registrable Securities.

8.  Underwriting Requirements

     The Company shall not be required under Section 3 to include any of the Holders' securities in an underwritten offering of the Company's securities unless such Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering. The securities to be included in the registration in the event of such a reduction shall be apportioned first to the Company, then pro rata among the selling Holders according to the total amount of securities requested to be sold in such registration by such Holders and then pro rata among any other selling shareholders according to the total amount of securities otherwise entitled to be included therein owned by each such other selling shareholder, or in such other proportions as shall mutually be agreed to by such selling shareholders; provided that in no event shall the amount of securities of the selling Holders included in the offering be reduced below 20% of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities, in

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REGISTRATION RIGHTS AGREEMENT                                            Page 5
which case the selling Holders may be excluded if the underwriters make the determination described above and provided no other shareholder's securities are included.

9.  Delay of Registration

     No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

10.  Indemnification

     In the event any Registrable Securities are included in a registration statement under this Agreement:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, in light of the circumstances under which they were made, or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will reimburse each such Holder, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by, or on behalf of, any such Holder, underwriter or controlling person.

          (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its officers, directors, agents or employees, each person, if any, who controls the Company within the meaning of the Act, any underwriter and any other Holder selling securities in such registration statement or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the

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REGISTRATION RIGHTS AGREEMENT                                            Page 6

Company or any such officer, director, agent, employee, controlling person, or underwriter, or other such Holder or its controlling person may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by, or on behalf of, such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such partner, officer, director, agent, employee, controlling person, underwriter or other such Holder or its controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

          (c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the opinion of counsel for the indemnifying party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable period of time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 10 to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.

11.  Reports Under the Act

     With a view to making available to the Holders the benefits of SEC Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days from the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

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REGISTRATION RIGHTS AGREEMENT                                            Page 7

          (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

          (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

          (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days from the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

12.  Assignment of Registration Rights

     The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of such securities who shall, upon such transfer or assignment, be deemed a "Holder" under this Agreement; provided that the Company is, within a reasonable period of time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act and that such transferee or assignee is either (a) a partner or retired partner of any Holder that is a partnership, (b) a member of the immediate family or a trust for the benefit of any Holder that is an individual, or (c) the transferee or assignee of at least 150,000 shares of the Registrable Securities.

l3.  Limitations on Registration Rights

          (a) No Holder shall have the right to cause the Company to register Registrable Securities pursuant to this Agreement if (i) such Holder holds Registrable Securities having a fair market value of $750,000 or less or (ii) such Registrable Securities may be sold under the Act without volume limitation and without an effective registration statement under the Act; provided, however, that during the five-year period after the effective date of the first registration statement for a public offering of the Company's securities, any Holder that continues to hold at least $5,000,000 of Registrable Securities shall maintain such Holder's registration rights notwithstanding the provisions at clause (ii).

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REGISTRATION RIGHTS AGREEMENT                                            Page 8

          (b) From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to (a) include such securities in any registration filed under Section 2, 3 or 15, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in Section 2(a) or within 180 days of the effective date of any registration effected pursuant to Section 2.

14.  "Market Stand-Off" Agreement

     The Holders hereby agree that they shall not, to the extent requested by the Company and an underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose (other than to donees who agree to be similarly bound) of any Registrable Securities for 180 days following the effective date of a registration statement of the Company filed under the Act; provided, however, that all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holders (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

15.  Form S-3 Registration

     In case the Company shall receive from the Holders of Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to Registrable Securities owned by such Holders, reasonably expected to generate gross proceeds of not less than $2,000,000, the Company will:

          (a) promptly give written notice of the proposed registration and any related qualification or compliance to all other Holders;

          (b) as soon as practicable effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders' Registrable Securities as are specified in such request together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within 15 days after receipt of written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this

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REGISTRATION RIGHTS AGREEMENT                                            Page 9

Section 15: (i) if Form S-3 is not available for such offering by the Holders;
(ii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holders under this Section 15; provided, however, that the Company shall not use this right more than once in any 12-month period; (iii) if the Company has, within the six month period preceding the date of such request, already effected one such registration on Form S-3 for the Holders pursuant to this Section 15; (iv) if the Company within the six month period preceding the date of such request has effected a registration of securities in which the Holders of Registrable Securities requesting registration pursuant to this
Section 15 were entitled to participate to the fullest extent they desired pursuant to Section 2 or 3; or (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration qualification or compliance; and

          (c) subject to the foregoing, file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practical after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to this
Section 15, including, without limitation, all registration, filing, qualification, printing and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holders and counsel for the Company, shall be borne by the Company; provided, however, that the selling Holders shall bear the expenses of any underwriting discounts and commission and transfer taxes relating to the securities to be registered on behalf of the Holders.

16.  Notices

     Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the address indicated for such party on the signature page hereof or on Schedule A hereto, or at such other address as such party may designate by ten days' advance written notice to the other parties given in the foregoing manner.

17.  Amendments and Waivers

     Any term of this Agreement may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the shares of Series A Stock and Common Stock that are Registrable Securities themselves or upon which Registrable Securities are based. Additional Holders may be added to this Agreement with

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REGISTRATION RIGHTS AGREEMENT                                            Page 10
such consent by amending Schedule A hereto and adding a signature page executed by such additional Holder.

18.  Severability

     If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

19.  Governing Law

     This Agreement shall be governed by and construed under the laws of the State of Washington as applied to agreements among Washington residents entered into and to be performed entirely within the State of Washington.

20.  Counterparts

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

21.  Entire Agreement

     This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof.


                           PRIMUS COMMUNICATIONS CORPORATION


                           By  /s/ STEVEN L. SPERRY
                             ------------------------------
                            Its  President & CEO
                               ----------------------------

                           Address: 1601 Fifth Avenue, Suite 1900
                                    Seattle, Washington 98101

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REGISTRATION RIGHTS AGREEMENT                                            Page 11

                           OAK INVESTMENT PARTNERS VI, LIMITED PARTNERSHIP By its General Partner,
                           Oak Associates VI,
                           Limited Partnership


                           By /s/ Frederic Harman
                             ----------------------------
                             General Partner


                           OAK VI AFFILIATES FUND, LIMITED PARTNERSHIP
                           By its General Partner,
                           Oak VI Affiliates, LLC


                           By /s/ Frederic Harman
                             ----------------------------
                             Member


                           NORWEST EQUITY PARTNERS, V
                           A Minnesota Limited Liability Partnership,
                           By:  Itasca Partners V, L.L.P., General Partner


                           By:
                              ----------------------------
                              Promod Haque, Partner


                           TRANS COSMOS, INC.


                           By
                             ----------------------------
                            Its
                                -------------------------

--------------------------------------------------------------------------------
REGISTRATION RIGHTS AGREEMENT                                            Page 12

                           OAK INVESTMENT PARTNERS VI, LIMITED PARTNERSHIP By its General Partner,
                           Oak Associates VI,
                           Limited Partnership


                           By
                             ----------------------------
                             General Partner


                           OAK VI AFFILIATES FUND, LIMITED PARTNERSHIP
                           By its General Partner,
                           Oak VI Affiliates, LLC


                           By
                             ----------------------------
                             Member


                           NORWEST EQUITY PARTNERS, V
                           A Minnesota Limited Liability Partnership,
                           By:  Itasca Partners V, L.L.P., General Partner


                           By: /s/ Promod Hague
                              ----------------------------
                              Promod Haque, Partner


                           TRANS COSMOS, INC.


                           By
                             ----------------------------
                            Its
                                -------------------------

--------------------------------------------------------------------------------
REGISTRATION RIGHTS AGREEMENT                                           Page 12

                           OAK INVESTMENT PARTNERS VI, LIMITED PARTNERSHIP By its General Partner,
                           Oak Associates VI,
                           Limited Partnership


                           By
                             ----------------------------
                             General Partner


                           OAK VI AFFILIATES FUND, LIMITED PARTNERSHIP
                           By its General Partner,
                           Oak VI Affiliates, LLC


                           By
                             ----------------------------
                             Member


                           NORWEST EQUITY PARTNERS, V
                           A Minnesota Limited Liability Partnership,
                           By:  Itasca Partners V, L.L.P., General Partner


                           By:
                              ----------------------------
                              Promod Haque, Partner


                           TRANS COSMOS, INC.

                           /s/ Koki Okuda

                           By  Koki Okuda
                             ----------------------------
                            Its  President
                                -------------------------

--------------------------------------------------------------------------------
REGISTRATION RIGHTS AGREEMENT                                           Page 12

                                   Schedule A


Oak Investment Partners VI, L.P.
525 University Avenue, Suite 1500
Palo Alto, CA   94301
Attn:  Frederic Harman, General Partner


Oak VI Affiliates Fund, Limited Partnership
525 University Avenue, Suite 1500
Palo Alto, CA   94301
Attn:  Frederic Harman, General Partner


Norwest Equity Partners, V
c/o Promod Haque
Norwest Venture Capital
Building 3, Suite 105
3000 Sand Hill Road
Menlo Park, CA  94025


Trans Cosmos, Inc.
Sumitomo Seimei Bldg
3-3 Akasaka 3 Chome
Minato-Ku
Tokyo, Japan 107
Attn:  Hiroshi Kaizuka


--------------------------------------------------------------------------------
REGISTRATION RIGHTS AGREEMENT                                            Page 13

                       PRIMUS COMMUNICATIONS CORPORATION
                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

     THIS AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "Amendment") is made as of the 27th day of March 1997, by and among PRIMUS COMMUNICATIONS CORPORATION, a Washington corporation (the "Company") and the persons listed as shareholders in the signature pages to this Amendment (collectively, the "Shareholders" and individually, a "Shareholder").

                                    RECITALS

     A. The Shareholders are holders of outstanding shares of the Company's Series A Preferred Stock, $.001 par value (the "Series A Stock"), and holders of outstanding shares of the Company's Series C Convertible Preferred Stock, $.001 per value (the "Series C Stock").

     B. The Company and the Shareholders are parties to a Registration Rights Agreement, dated as of February 9, 1996 (the "Registration Rights Agreement").

     C. The Shareholders are acquiring shares of Series C Stock pursuant to the terms of a Series C Preferred Stock Purchase Agreement dated the date hereof between the Company and the Shareholders (the "Purchase Agreement").

     D. It is a condition to the obligations of the Shareholders under the Purchase Agreement that this Amendment be executed by the parties hereto, and the parties are willing to execute this Amendment and to be bound by the provisions of this Amendment and the Registration Rights Agreement, as amended hereby.

                                   AGREEMENT

     NOW THEREFORE, the parties hereto hereby agree as follows:

1.  Definitions

     Capitalized terms used but not defined in this Amendment shall have the respective definitions ascribed to such terms in the Registration Rights Agreement.

2.  Amendment to Section 1

     The definition of "Registrable Securities" contained in Section 1 of the Registration Rights Agreement is amended and restated in its entirety to read as follows:

     (b) The term "Registrable Securities" means (i) the Common Stock of the Company issuable or issued upon conversion of the Series A Stock or Series C Stock and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise

--------------------------------------------------------------------------------
Amendment to Registration Rights Agreement                                Page 1
of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series A Stock or Series C Stock or Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which its rights under this Agreement are not assigned.

3.   Amendment of Section 17

     Section 17 of the Registration Rights Agreement is amended and restated in its entirety to read as follows:

     Any term of this Agreement may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the shares of Series A Stock. Series C Stock and Common Stock that are Registrable Securities themselves or upon which Registrable Securities are based. Additional Holders may be added to this Agreement with such consent by amending Schedule A hereto and adding a signature page executed by such additional Holder.

4.  Effectiveness

     This Amendment shall be effective upon execution by the Company and Shareholders owning at least a majority of the Shares owned by all of the Shareholders.

5.  Counterparts

     This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

--------------------------------------------------------------------------------
Amendment to Registration Rights Agreement                                Page 2

     IN WITNESS WHEREOF, this Amendment has been executed as of the date and year first above written.

                           COMPANY:

                           PRIMUS COMMUNICATIONS CORPORATION



                           By: /s/ Steven L. Sperry
                              ---------------------------------
                              Steven L. Sperry, President

                           Address:
                           1601 Fifth Avenue, Suite 1900
                           Seattle, WA  98101


                           SHAREHOLDERS:

                           TRANS COSMOS USA INC.


                           By: /s/ Shozo Okuda
                              ---------------------------------
                              Shozo Okuda, President

                           Address:
                           4040 Lake Washington Blvd. N.E.
                           Suite 205
                           Kirkland, WA  98033


                           ENCOMPASS GROUP INC.



                           By: /s/ Yasuki Matsumoto
                              ---------------------------------
                              Yasuki Matsumoto, President

                           Address:
                           4040 Lake Washington Blvd. N.E.
                           Suite 205
                           Kirkland, WA  98033

--------------------------------------------------------------------------------
Amendment to Registration Rights Agreement                                Page 3

                           OAK INVESTMENT PARTNERS VI, LIMITED PARTNERSHIP

                           By its General Partner,
                           Oak Associates VI,
                           Limited Partnership



                           By:  /s/ Frederick W. Harman
                              -------------------------------
                              Frederick W. Harman, General Partner

                           Address:
                           525 University Avenue, Suite 1500
                           Palo Alto, CA  94301


                           OAK VI AFFILIATES FUND, LIMITED PARTNERSHIP
                           By its General Partner,
                           Oak VI Affiliates, LLC


                           By:  /s/ Frederick W. Harman
                              -------------------------------
                              Frederick W. Harman, Member

                           Address:
                           525 University Avenue, Suite 1500
                           Palo Alto, CA  94301


--------------------------------------------------------------------------------
Amendment to Registration Rights Agreement                                Page 4

                           NORWEST EQUITY PARTNERS, V
                           A Minnesota Limited Liability Partnership,
                           By:  Itasca Partners V, L.L.P., General Partner


                           By: /s/ Promod Haque
                              -------------------------------
                              Promod Haque, Partner


                           Address:
                           Norwest Venture Capital
                           c/o Promod Haque
                           245 Lytton Ave.
                           Suite 250
                           Palo Alto, CA  94301-1426

                        PRIMUS KNOWLEDGE SOLUTIONS, INC.
               SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

     THIS SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "Amendment") is made as of the 22nd day of July 1998, by and among PRIMUS KNOWLEDGE SOLUTIONS, INC. (formerly Primus Communications Corporation), a Washington corporation (the "Company"), the persons listed as shareholders in the signature pages to this Amendment (collectively, the "Shareholders" and individually, a "Shareholder"), and the persons listed as investors in the signature pages to this Amendment (collectively, the "Investors" and individually, an "Investor").

                                    RECITALS

     A. The Shareholders are holders of outstanding shares of the Company's Series A Preferred Stock, $.001 par value (the "Series A Stock"), and holders of outstanding shares of the Company's Series C Convertible Preferred Stock, $.001 par value (the "Series C Stock").

     B. The Company and the Shareholders are parties to a Registration Rights Agreement, dated as of February 9, 1996 and amended as of March 27, 1997 (the "Registration Rights Agreement").

     C. The Investors and certain of the Shareholders are acquiring shares of the Company's Series D Convertible Preferred Stock, $.001 par value (the "Series D Stock") pursuant to the terms of a Series D Preferred Stock Purchase Agreement dated the date hereof between the Company and the Investors (the "Purchase Agreement").

     D. It is a condition to the obligations of the Investors under the Purchase Agreement that this Amendment be executed by the parties hereto, and the parties are willing to execute this Amendment and to be bound by the provisions of this Amendment and the Registration Rights Agreement, as amended hereby.

                                   AGREEMENT

     NOW THEREFORE, the parties hereto hereby agree as follows:

1.   Definitions

     Capitalized terms used but not defined in this Amendment shall have the respective definitions ascribed to such terms in the Registration Rights Agreement.



--------------------------------------------------------------------------------
Second Amendment to Registration Rights Agreement                         Page 1

2.   Amendment to Section 1

     The definition of "Registrable Securities" contained in Section 1 of the Registration Rights Agreement is amended and restated in its entirety to read as follows:

     (b) The term "Registrable Securities" means (i) the Common Stock of the Company issuable or issued upon conversion of the Series A Stock, Series C Stock or Series D Stock and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series A Stock, Series C Stock, Series D Stock or Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which its rights under this Agreement are not assigned.

3.   Amendment to Section 14

     The first paragraph of Section 14 of the Registration Rights Agreement is amended and restated in its entirety to read as follows:

     The Holders hereby agree that they shall not, to the extent requested by the Company and an underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose (other than to donees who agree to be similarly bound) of any Registrable Securities for 180 days following the effective date of a registration statement of the Company filed under the Act; provided, however, that all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements. Notwithstanding the foregoing, in the event that an underwriter determines that it is willing to waive the provisions of any such agreement with respect to any number of Registrable Securities, the parties hereto agree that such waiver shall first be granted with respect to shares of the Series D Stock (or shares of capital stock of the Company into which the Series D Stock may be converted) and, if the waiver extends to less than the full number of shares of Series D Stock, to the Holders of Series D Stock (or shares of capital stock of the Company into which the Series D Stock my be converted) on a pro rata basis according to the number of shares of Series D Stock held by such persons. The Company hereby agrees to use its commercially reasonable best efforts to ensure that any such waiver is allocated in accordance with the terms of this paragraph.

4.   Amendment of Section 17

     Section 17 of the Registration Rights Agreement is amended and restated in its entirety to read as follows:

     Any term of this Agreement may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the shares of Series A Stock, Series C Stock, Series D Stock and Common Stock that are Registrable Securities themselves or upon which Registrable Securities are based. Additional Holders

--------------------------------------------------------------------------------
Second Amendment to Registration Rights                                   Page 2
may be added to this Agreement with such consent by amending Schedule A hereto and adding a signature page executed by such additional Holder.

5.   Effectiveness

     This Amendment shall be effective upon execution by the Company, the Investors and Shareholders owning at least a majority of the Shares owned by all of the Shareholders.

6.   Counterparts

     This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

--------------------------------------------------------------------------------
Second Amendment to Registration Agreement                                Page 3

     IN WITNESS WHEREOF, this Amendment has been executed as of the date and year first above written.

                           COMPANY:

                           PRIMUS KNOWLEDGE SOLUTIONS, INC.



                           By: /s/ Michael A. Brochu
                              __________________________________________
                              Michael A. Brochu, Chief Executive Officer

                           Address:
                           1601 Fifth Avenue, Suite 1900
                           Seattle, WA  98101


--------------------------------------------------------------------------------
Second Amendment to Registration Rights Agreement                         Page 4

                           SHAREHOLDERS:

                           TRANS COSMOS USA INC.


                           By: /s/ Shozo Okuda
                               _______________________________
                               President

                           Address:
                           777-108th Ave. NE
                           Suite 2300
                           Bellevue, WA 98004


                           TRANS COSMOS INC.


                           By: /s/ Shozo Okuda
                               _______________________________
                               President

                           Address:
                           777-108th Ave. NE
                           Suite 2300
                           Bellevue, WA  98004


                           ENCOMPASS GROUP, INC.


                           By: /s/ Yasuki Matsumoto
                               _______________________________
                               President

                           Address:
                           777-108th Ave. NE
                           Suite 2300
                           Bellevue, WA 98004

--------------------------------------------------------------------------------
Second Amendment to Registration Rights Agreement                         Page 5

                           OAK INVESTMENT PARTNERS VI, LIMITED PARTNERSHIP By its General Partner,
                           Oak Associates VI, LLC



                           By:  /s/ Fredric W. Harman
                              ________________________________________
                              Fredric W. Harman, General Partner

                           Address:
                           525 University Avenue, Suite 1500
                           Palo Alto, CA  94301


                           OAK VI AFFILIATES FUND, LIMITED PARTNERSHIP
                           By its General Partner,
                           Oak VI Affiliates, LLC


                           By:  /s/ Fredric W. Harman
                              ________________________________________
                              Fredric W. Harman, Member

                           Address:
                           525 University Avenue, Suite 1500
                           Palo Alto, CA  94301

--------------------------------------------------------------------------------
Second Amendment to Registration Rights Agreement                         Page 6

                           NORWEST EQUITY PARTNERS, V
                           A Minnesota Limited Liability Partnership,
                           By:  Itasca Partners V, L.L.P., General Partner


                           By:  /s/ Promod Haque
                              ________________________________________
                              Promod Haque, Partner

                           Address:

                           Norwest Venture Capital
                           c/o Promod Haque
                           245 Lytton Ave.
                           Suite 250
                           Palo Alto, CA  94301-1426

--------------------------------------------------------------------------------
Second Amendment to Registration Rights Agreement                         Page 7

                           INVESTORS:

                           PIPER JAFFRAY INC.


                           By:  /s/ Buzz Banson
                              ________________________________________
                           Its:  Managing Director

--------------------------------------------------------------------------------
Second Amendment to Registration Rights Agreement                         Page 8

                           SNOWDON, L.P.
                           By Nevis Capital Management, Inc. its
                           General Partner


                           By:  /s/ David Wilmerdin
                              ________________________________________
                              David Wilmerding, President


--------------------------------------------------------------------------------
Second Amendment to Registration Rights Agreement                         Page 9